UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 6, 2016
(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-34192	94-2896096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 RIO ROBLES
SAN JOSE, CALIFORNIA	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 6, 2016, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Maxim Integrated Products, Inc. (the “Company”) approved (i) cash bonuses for the executive officers of the Company for their performance during fiscal year 2016 and (ii) base salary adjustments for certain executive officers.

Cash bonuses awarded to the principal executive officer, principal financial officer, and other named executive officers of the Company (collectively, the “NEOs”) that will appear in our proxy statement for our Annual Meeting of Stockholders to be held on November 9, 2016 (the “2016 Annual Meeting”), along with base salary adjustments, if any, are set forth in the table below:

Name	Title	Fiscal Year 2016 Performance Bonuses	New Base Salary
Tunç Doluca	President and Chief Executive Officer	$1,459,986	$660,000
Bruce E. Kiddoo	Senior Vice President and Chief Financial Officer	$764,210	$435,000
Vivek Jain	Senior Vice President, Technology and Manufacturing Group	$649,922	$420,000
Edwin B. Medlin	Senior Vice President, and General Counsel	$478,584	$400,000
Christopher J. Neil	Senior Vice President, Maxim Ventures	$347,983	$410,000 (no change from prior year)

Additionally, the Compensation Committee approved a new cash incentive compensation plan for our Chief Executive Officer and officers reporting to the Chief Executive Officer (collectively, “Senior Officers”) applicable to fiscal year 2017 performance (the “2017 Incentive Compensation Plan”).

Under the 2017 Incentive Compensation Plan, the aggregate target cash bonus available for distribution to all Senior Officers of the Company, including the NEOs that will appear in our proxy statement for the 2016 Annual Meeting, is 0.6% of the Company’s fiscal year 2017 operating income as determined under U.S. Generally Accepted Accounting Principles (“GAAP”), excluding the effect of special items. In the event operating income, excluding the effect of special items, for fiscal year 2017 is not at least 50% of the target operating income for fiscal year 2017, then there will not be any funds earned under the cash bonus plan for Senior Officers. Each Senior Officer’s individual target bonus is based upon their Company impact percentage points. Each Senior Officer’s actual performance bonus is determined based upon the Company’s operating income for fiscal year 2017 as determined under GAAP, their Company impact percentage points and personal performance, and in no event may their actual bonus exceed two-hundred percent (200%) of their target bonus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Bruce Kiddoo

Bruce E. Kiddoo Senior Vice President and Chief Financial Officer

Date: September 9, 2016